UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 – K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 29, 2006

Date of Report (Date of earliest event reported)

HURON CONSULTING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 4, 2007, Huron Consulting Group Inc. announced that it had acquired Wellspring Partners LTD (“Wellspring”) pursuant to a Stock Purchase Agreement by and among Wellspring, the shareholders of Wellspring, and Huron Consulting Group Holdings LLC, dated as of December 29, 2006. This transaction was consummated on January 2, 2007. A Current Report on Form 8-K was filed on January 8, 2007 disclosing the acquisition. Pursuant to Item 9.01(a)(4), audited financial statements of the business acquired and related pro forma financial information are being filed by this amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements of Wellspring Partners LTD and Subsidiary, as of December 31, 2006, December 31, 2005 and December 31, 2004, and for the years then ended, together with the accompanying Independent Auditors’ Report, are set forth in Exhibits 99.1 and 99.2.

(b)	Pro forma financial information.

The unaudited pro forma financial information is set forth in Exhibit 99.3.

(d)	Exhibits.

23.1	Consent of independent accountants.

23.2	Consent of independent accountants.

99.1	Consolidated financial statements of Wellspring Partners LTD and Subsidiary, as of December 31, 2006 and December 31, 2005, and for the years then ended.

99.2	Consolidated financial statements of Wellspring Partners LTD and Subsidiary, as of December 31, 2005 and December 31, 2004, and for the years then ended.

99.3	Unaudited pro forma financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: March 20, 2007	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of independent accountants.

23.2	Consent of independent accountants.

99.1	Consolidated financial statements of Wellspring Partners LTD and Subsidiary, as of December 31, 2006 and December 31, 2005, and for the years then ended.

99.2	Consolidated financial statements of Wellspring Partners LTD and Subsidiary, as of December 31, 2005 and December 31, 2004, and for the years then ended.

99.3	Unaudited pro forma financial information.